Exhibit 99.2

2019 Q3 Earnings presentation November 13, 2019

Certain information included in this presentation constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements are subject to numerous risks and uncertainties, many of which are difficult to predict, and generally beyond our control. Actual results may differ materially from those indicated or implied by such forward-looking statements. For information on identified risks and uncertainties that could impact our forecasts, expectations, and results of operations, please review the risk factors and other information disclosed from time to time in our filings with the Securities and Exchange Commission. This presentation references “Adjusted EBITDA,” a non-GAAP financial measure. This non-GAAP measure is not intended to be an alternative to any measure calculated in accordance with GAAP. We believe the presentation of Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Further, Adjusted EBITDA may be defined differently by other companies in our industry, and our definition of Adjusted EBITDA may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. A reconciliation of non-GAAP measures to the most directly comparable measures calculated in accordance with GAAP, is set forth in the Appendix hereto. Forward-Looking Statements

ProPetro at a Glance Discussion Topics Permian Basin Update 2019 Third Quarter Highlights 2019 Q3 Financial Review The DuraStim® Difference(1) 1 2 3 4 5 Unique Positioning 6 Items regarding DuraStim are estimates and are subject to change, DuraStim® is a registered trademark of AF Global Corporation (“AFGlobal”)

100% Frac Operations Permian Concentrated 1,415,000 HHP Spread over 27 Crews Propetro At a glance Permian Focused Customers Customer and Employee Focused Business Model Highly Utilized Fleet Including a 10 year strategic, long-term service agreement for ~30% of the fleet 27 Hydraulic Fracturing Units 23 Cementing Units 8 Coiled Tubing Units Flowback Operations

Healthy demand for efficient services Driven by E&P acquisitions, attractive economics, and completion intensity Permian Macro Permian shift to manufacturing mode Driven by customer shift to multi-well pad development Short supply of HHP capable of intensifying workload Mature and evolving infrastructure Driven by historic activity levels and new regional sand mines (1) Baker Hughes Rig Data, November 8, 2019 Total U.S. Onshore Oil Directed Rig Count: 691(1) 60% Permian Basin 40% Other Total U.S. Onshore Oil Rigs Added Since Trough (May 2016): 375(1) 75% Permian Basin 25% Other

2019 Q3 HIGHLIGHTS

Recent Financial Performance

Revenue


(in $millions)
$425.4
$546.2
$529.5
$541.8
Q4 2018
Q1 2019
Q2 2019
Q3 2019

Net Income


(in $millions)
$51.8
$69.8
$36.1
$34.4
Q4 2018
Q1 2019
Q2 2019
Q3 2019

Adj. EBITDA[1]


(in $millions)
$112.6
$150.3
$126.6
$131.9
Q4 2018
Q1 2019
Q2 2019
Q3 2019

(1) For a reconciliation to net income (loss), please see Appendix
(2) Items regarding DuraStim are estimates and are subject to change. DuraStim® is a registered trademark of AF Global Corporation ("AFGlobal")

Industry leading utilization

- Effective utilization of 25.1 fleets in Q3
- Plans to deploy one electrically powered DuraStim® fleet in late 2019 or early 2020, and two additional fleets in 2020 [2]

Consistent cementing and coiled tubing operations

- Exited Q3 with 23 deployed cementing units, and 4 coiled tubing units

Q3 Job Mix


8%
Single
Well
92%
Zipper
Frac

Pumping Hours per Crew


Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019

© 2019 ProPetro Holding Corp. All Rights Reserved.

6

Revenue: $541.8 MM 2019 Q3 Financial Highlights Adjusted EBITDA: $131.9 MM Diluted Earnings Per Share (EPS): $0.33 Inclusive of cash and available capacity under revolving credit facility as of 9/30/2019 Conservative Leverage Profile: Cash: $109.2 MM Total Debt: $130.0 MM Total Liquidity: $173.5 MM (1) 2019 Q3 Revenue Mix 99% Permian 1% Non-Permian 98% Pressure Pumping 2% All Other

Chart based on end of period HHP counts Added HHP from PXD transaction Items regarding DuraStim are estimates and are subject to change, DuraStim® is a registered trademark of AF Global Corporation (“AFGlobal”) HORSEPOWER GROWTH AND UTILIZATION Growth & utilization driven by improvements in execution, efficiency and customer collaboration Continue to maintain industry leading utilization Consistent profitability Plans to deploy first electrically powered DuraStim® unit in late 2019 or early 2020(2) 56% Increase in total horsepower(1) 510,000 total HHP additions in 2019 Option 2 0 250,000 500,000 750,000 1,000,000 1,250,000 1,500,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total Horsepower Utilized Horesepower

Unique technology opportunities 1. Proven Wellsite Execution Consistently earning customer trust 2. Opportunity to Pull Through Differentiating Technologies Trust of customers allows for unique opportunities 3. Constant Need to Drive Down Well Costs Desire to improve project economics up and down the value chain leading to demand for new technologies 4. Reducing Environmental Impact Pushing to be better stewards of our environment and community Capitalizing on unique market position: Equipping industry leading talent with innovative technology designed for the job of today created by reliable wellsite performance that earns customer trust

DURASTIM PROVIDES POTENTIAL BENEFITS UP AND DOWN THE VALUE CHAIN

Fuel Cost(1)

Conversion from diesel to natural gas electric power


Conventional Diesel
Conventional Electric
DuraStim Electric

Footprint / Labor / Safety(1)

Fewer units per location = fewer people = safer operations


Conventional Diesel
Conventional Electric
DuraStim Electric

General Supplies / Maintenance Capex(1)

Fewer moving parts = fewer expendables = longer asset life


Conventional Diesel
Conventional Electric
DuraStim Electric

Sound and Air Pollution(1)

Cleaner and quieter power source


Conventional Diesel
Conventional Electric
DuraStim Electric

(1) Items regarding DuraStim are estimates and are subject to change. DuraStim® is a registered trademark of AF Global Corporation ("AFGlobal")

© 2019 ProPetro Holding Corp. All Rights Reserved.
PROPETRO 10

Uniquely Positioned for success Permian Focus Positioned in the low cost basin with sector leading operating scale Blue Chip Customers Large drilling inventories and sizeable rig programs Superior Performance Consistently outperforming the competition on location Access to Premier Projects Operational success gives access to high priority work Strong Balance Sheet Conservative debt profile with disciplined capital allocation No Speculative New-Builds New construction underpinned by customer demand The DuraStim® Difference Deploying the premier tools for completions manufacturing mode Technology Leveraging well-site performance to pull innovation forward Option 1

APPENDIX

Three Months Ended December 31, 2018 March 31, 2019 June 30, 2019 September 30, 2019 Net income $51,778 $69,805 $36,133 $34,397 Depreciation and amortization $24,709 $33,117 $35,482 $37,653 Interest expense $1,917 $1,903 $2,026 $1,749 Income tax expense $15,258 $21,892 $10,272 $12,340 Loss on disposal of assets $16,158 $19,228 $31,198 $31,153 Stock-based compensation $1,650 $1,829 $2,840 $577 Other expense and legal settlement $525 $187 $276 $75 Other general and administrative expenses - - $6,540 $10,786 Deferred IPO bonus expense $630 $2,314 $1,795 $3,165 Adjusted EBITDA $112,625 $150,275 $126,562 $131,895 Adjusted EBITDA Reconciliation (Non-gaap) Reconciliation of Net Income to Adjusted EBITDA ($ in Thousands) Adjusted EBITDA is not a financial measure presented in accordance with GAAP. We believe that the presentation of this non-GAAP financial measure provides useful information to investors in assessing our financial condition and results of operations. Net income is the GAAP measure most directly comparable to Adjusted EBITDA. Non-GAAP financial measures should not be considered as alternatives to the most directly comparable GAAP financial measure. Non-GAAP financial measures have important limitations as analytical tools because they exclude some, but not all, items that affect the most directly comparable GAAP financial measures. You should not consider Adjusted EBITDA in isolation or as a substitute for an analysis of our results as reported under GAAP. Because Adjusted EBITDA may be defined differently by other companies in our industry, our definitions of this non-GAAP financial measure may not be comparable to similarly titled measures of other companies, thereby diminishing their utility.

Contact www.propetroservices.com Corporate Headquarters Investor Relations 1706 S. Midkiff, Bldg. B Midland, TX 79701 432.688.0012 Sam Sledge sam.sledge@propetroservices.com Office Direct 432.253.5111